Exhibit 10.22

Annex

Global NXP Stock Option Program 2013/14

Page 1 of 9	NXP Stock Option Program	October 24, 2013

Annex

TERMS AND CONDITIONS

OF

GLOBAL NXP STOCK OPTION PROGRAM 2013/14

Article 1

Definitions

In this Global NXP Stock Option Program the following definitions shall apply:

1. Board:	The board of directors of NXP.

2. Change of Control:	a transaction or series of transactions or the conclusion of an agreement, which alone or taken together has the effect that as a result thereof a third party, or third parties acting in concert, not being (a) Private Investor(s), obtains, whether directly or indirectly, Control of NXP.

3. Closing Price:	the price of a Share listed at the NASDAQ Global Select Market (“NASDAQ”) with dividend, if any, at closing of NASDAQ . If on the date of receipt of an Exercise Notice, Shares have not been traded at NASDAQ, the Closing Price will be the opening price of the first subsequent trading day at NASDAQ.

4. Control:	(i) the ownership, whether direct or indirect, of a party or parties acting in concert, of more than 50.1% percent of (a) the issued Share capital and/or (b) the voting rights in the general meeting of shareholders; or (ii) the right, whether direct or indirect, of a party or parties acting in concert to control the composition of the majority of the Board of NXP, or the majority of its voting rights, by contract or otherwise.

5. Custody Account:	a custody account maintained in the name of an Option Holder.

6. Date of Grant:	the date at which the Options shall be deemed granted to the Option Holder pursuant to this Program. The Dates of Grant shall be the same dates as the dates of publication of NXP annual and/or quarterly results. The relevant Date of Grant with respect to any grant hereunder shall be determined by NXP.

7. Eligible Individual:	means an employee of the group of which NXP forms part or such other person as determined by or on behalf of the Board.

8. Employing Company:	any company within the group of which NXP forms part and such other company as designated by or on behalf of the Board.

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9. Exercise Notice:	a notice in which an Option Holder indicates that he will exercise his vested Options.

10. Exercise Period:	the term during which an Option can be exercised.

11. Exercise Price:	the price to be paid by the Option Holder to acquire a Share upon exercising an Option. Such price will be equal to the Closing Price on the applicable Date of Grant.

12. Grant:	a grant of an Option to any Eligible Individual by NXP.

13. Grant Letter	the letter in which Options are granted to an Eligible Individual, substantially in the form of Schedule [1].

14. NXP:	NXP Semiconductors N.V.

15. Option:	a right granted by NXP under this Program to acquire one Share or the value in cash thereof, subject to this Program.

16. Option Holder:	a person holding any Options under this Program.

17. Private Investors:	The private investors, including the Private Equity Consortium, as defined and further explained in the registration statement on Form F-1 which NXP has filed with the US Securities and Exchange Commission on March 30, 2011.

18. Program:	this Global NXP Stock Option Program.

19. Share:	a common share in the share capital of NXP.

Article 2

Grant of Options

1.	Any Options may be granted by or on behalf of the Board to an Eligible Individual, subject to the terms and conditions of this Program and any other NXP policies or guidelines that may apply to such individual. Any Options granted to any such individual and the terms and conditions governing such Options shall be deemed accepted by such individual with effect from the applicable Date of Grant in case NXP has not received, in accordance with a procedure established by NXP, a notice of rejection of such Options within fourteen (14) days following the Grant Letter or such later date as may be determined by NXP.

2.	The Grant Letter shall reflect, inter alia, the Date of Grant, the number of Options awarded, the Exercise Price and the vesting schedule.

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Article 3

Vesting

Options will vest over a four-year vesting period as indicated in the Grant Letter, whereby any 1/4 of the Options will vest at each anniversary of the Date of Grant, subject to Article 9 (Termination of Employment). In case of a Change of Control, an Option will fully (for 100%) vest (accelerated vesting).

Article 4

Exercise of Options

1.	Vested Options can only be exercised during the Exercise Period. Unvested or lapsed Options cannot be exercised.

2.	The Exercise Period commences on the vesting of the relevant Options and terminates on the tenth anniversary of the Date of Grant, subject to Article 8 (2)e.

3.	Vested Options can only be exercised by (i) submitting an Exercise Notice, and (ii) payment of the Exercise Price. Vested Options may in principle only be exercised subject to a minimum of ten (10) units.

4.	The Exercise Notice should contain (i) the Date of Grant of the Options an Option Holder wishes to exercise and (ii) the number of Options to be exercised and whether Shares to be obtained upon such exercise:

a.	be sold, on behalf of the Option Holder as soon as possible. Upon such sale, the aggregate revenue of the Shares sold upon exercise of the Options less the Exercise Price multiplied by the number of such Options, and further costs and Taxes, will be paid to the Option Holder in accordance with a procedure determined by NXP; or

b.	be delivered to the Option Holder as provided for in Article 10. In case the Option Holder elects to have the Shares to be delivered to him, the Exercise Notice shall contain the details of the Custody Account to which the Shares shall be delivered, and shall be accompanied by the payment in full of the Exercise Price, multiplied by the number of Options so being exercised, and further costs and Taxes. Such payment shall be made: (a) in cash, (b) through simultaneous sale through a broker of Shares acquired on exercise, subject to it being permitted under the applicable regulations, (c) through additional methods prescribed by NXP or (d) by a combination of any such method.

Article 5

Cash Alternative

In exceptional circumstances, at the sole discretion of the Board, upon receipt of an Exercise Notice NXP may advise an Option Holder resident outside the Netherlands to request in writing an amount in cash as an alternative to Shares. Upon such request the Option Holder is entitled to receive an amount in U.S. Dollars, equal to the Closing Price minus the Exercise Price, multiplied by the number Options being exercised. Any costs to be paid and any applicable Taxes due shall be deducted from the amount to be received by the Option Holder.

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Article 6

Non-transferability

The Options are strictly personal, and may not be assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of in any manner nor may any transaction be entered into with the same effect. For the avoidance of doubt, in case of death of the Option Holder during the Exercise Period, all vested Options held by such Option Holder at the date of his death shall pass to such Option Holder’s heirs or legatees in accordance with applicable inheritance laws. The Option Holder may not engage in any transactions on any exchange on the basis of any Options.

Article 7

Capital Adjustments in corporate events

NXP may make any equitable adjustment or substitution of (a) the number or kind of Shares subject to the Options, and/or (b) the Exercise Price, as it, in its sole discretion, deems equitable to reflect any significant corporate event of or by NXP, for example a change in the outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of Shares other than regular cash dividends.

The effect of the adjustment or substitution shall be to preserve both the aggregate difference and the aggregate ratio between the Exercise Price and the fair market value of the Shares to be acquired upon exercise of the Options. The Option Holder shall be notified promptly of such adjustment or substitution.

Article 8

Costs and Taxes

1.	All costs of delivering any Shares under this Program to an Option Holder’s Custody Account and any other costs connected with the Shares shall be borne by the Option Holder.

2.	Any and all taxes, duties, levies, charges or social security contributions (“Taxes”) which arise under any applicable national, state, local or supra-national laws, rules or regulations, whether already effective on the Date of Grant of any Options or becoming effective thereafter, and any changes or modifications therein and termination thereof which may result for the Option Holder in connection with this Program (including, but not limited to, the grant, the ownership and/or the exercise of the Options, and/or the delivery, ownership and/or the sale of any Shares acquired under this Program) shall be for the sole risk and account of the Option Holder.

3.	NXP and its subsidiaries shall have the right to deduct or withhold (or cause to be deducted or withheld) from any salary payment or other sums due by NXP or any of its subsidiaries to an Option Holder, or requiring the Option Holder or beneficiary of the Option Holder, to pay to NXP or any of its subsidiaries as indicated by NXP an amount necessary to settle any Taxes and any costs determined by NXP necessary to be withheld in connection with this Program (including, but not limited to, the grant of the Options or the delivery of any Shares under this Program).

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4.	NXP shall not be required to deliver any Shares and NXP may delay (or cause to be delayed) the transfer of any Shares to a Custody Account, until NXP has received an amount, or the Option Holder has made such arrangements, required by NXP necessary to satisfy any withholding of any Taxes and any costs to be borne by the Option Holder in connection with this Program as determined by NXP.

Article 9

Lapse of Options at termination of employment

1.	Unvested Options shall lapse, on the earliest of the following occasions, without notice and without any compensation:

a.	if an Option Holder’s employment terminates and such Option Holder is no longer employed by any Employing Company;

b.	upon violation by the Option Holder of any provision of this Program or the Grant Letter in which case the Options shall lapse on the date of such violation (rather than the date on which such violation comes to the attention of NXP).

2.	Vested Options shall lapse on the earliest of the following occasions, without notice and without any compensation:

a.	the tenth anniversary of the Date of Grant, subject to Article 9)(2)(e);

b.	if an Option Holder becomes a Bad Leaver (as defined in Article 9(4);

c.	if an Option Holder becomes a Good Leaver (as defined in Article 9(3), in which case the Options lapse on the earlier of (i) 10 years of the Date of Grant, or (ii) 5 years from the date on which the Option Holder’s employment terminates;

d.	If an Option Holder becomes an Ordinary Leaver, in which case the Options lapse after 6 months from the date on which the Option Holder’s employment terminates;

e.	If an Option Holder becomes a Good Leaver by reason of death or legal incapability, and the remaining Exercise Period with respect to the relevant Options is less than 12 months, the Options shall remain exercisable for a period of 12 months as of the date the Option Holder dies or becomes legal incapable;

f.	if an Option Holder is a Good Leaver and after termination of his employment breaches any of the covenants of his employment or service contract, in each case relating to non-competition, confidentiality, non-solicitation or any other provision of his employment or the aforementioned agreements that survive the termination of his employment, in which case the Options lapse on the date of such breach (rather than the date on which such breach comes to the attention of NXP);

g.	upon violation by the Option Holder of any provision of this Program or the Grant Letter, in which case the Options shall lapse on the date of such violation (rather than the date on which such violation comes to the attention of NXP);

h.	when an Option is exercised in accordance with this Program; and,

i.	at the end of the Exercise Period.

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3.	For purposes of this Program, a “Good Leaver” shall be an Option Holder whose employment with NXP or an Employing Company is terminated due to:

a.	death;

b.	disability (i.e., the incapacity to continue employment due to ill health or disability under applicable local employment and social security legislation and regulations);

c.	retirement in accordance with Article 9(6); or

d.	legal incapability.

4.	For purposes of this Program, a “Bad Leaver” shall be an Option Holder whose employment with NXP or an Employing Company is terminated (i) following the Option Holder committing an act of theft, fraud or deliberate falsification of records in relation to his duties for NXP or the Employing Company, (ii) following the Option Holder being convicted of or pleading guilty to a serious criminal offence (misdrijf) relating to his duties for NXP or the Employing Company (excluding any motoring or non-duty related minor offence), which act or criminal offence referred to in (i) and/or (ii) has a material adverse effect upon NXP or the Employing Company, (iii) with immediate effect because of an urgent cause (dringende reden) as referred to in article 7:678 of the Dutch Civil Codefor cause, or (iv) an Option Holder twelve (12) months period following the termination of employment, directly or indirectly and in any capacity whatsoever engage in any activities in competition with the activities of any member of the NXP group, including the Option Holder personally actively soliciting or personally actively endeavoring to entice away or personally actively recruiting any NXP employees in said period.

5.	For purposes of this Program, an “Ordinary Leaver” shall be an Option Holder whose employment with NXP or an Employing Company is terminated and who is not a Bad Leaver or a Good Leaver.

6.	For purposes of Article 9(3)(c), an Option Holder’s is deemed to be retired if his employment is terminated and he is eligible to receive an immediate (early) retirement benefit under an (early) retirement plan of an Employing Company under which such Option Holder was covered, provided that payment of such (early) retirement benefit commences immediately following such termination. In case no retirement plan is provided by NXP in the country where the Option Holder resides, retirement will be determined in the context of local practice, including, but not limited to, eligibility to a state retirement plan. With respect to an Option Holder who is eligible to participate in a U.S. retirement or pension plan and who is a not a party to a contract governing employment conditions or benefits with an entity which is domiciled outside of the United States, the Option Holder’s employment shall be deemed terminated as a result of retirement if such Option Holder’s employment is terminated and, at the time of his or her termination of employment the Option Holder has at least five (5) years of service with an U.S. Employing Company and has attained the age of fifty-five (55) years.

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Article 10

Delivery and Custody Account

1.	NXP may require an Option Holder to maintain a Custody Account in connection with this Program. Nothing contained in this Program shall obligate NXP to establish or maintain or cause to establish or maintain a Custody Account for any Option Holder. The Option Holder will provide NXP with the details thereof.

2.	Shares obtained upon exercise of Options, will be delivered by NXP, as soon as reasonably practical after the exercise, to the Option Holder’s Custody Account.

3.	In case the Option Holder has failed to notify NXP with de details of his Custody Account, the Option Holder shall be deemed to have requested NXP to sell or cause to sell such corresponding Shares in accordance with Article 4(4)(a).

Article 11

General Provisions

Insider trading rules

1.	Each Option Holder shall comply with any applicable “insider trading” laws and regulations, including the “NXP Semiconductor N.V. rules on holding and trading in NXP Securities”.

Authority for this Program

2.	NXP shall have the authority to interpret this Program, to establish, amend, and rescind any rules and regulations relating to this Program, to determine the terms and conditions of any agreements entered into hereunder, to make all other determinations necessary or advisable for the administration of this Program. To the extent required by law, the general meeting of shareholders of NXP will be requested to adopt or approve such changes.

3.	The terms and conditions in force from time to time are published on the NXP’ intranet and on the website of the administrator of this Program and apply to all Options granted and the Shares obtained under this Program. NXP may delegate the authority to perform administrative and operational functions with respect to this Program to officers or employees of subsidiaries of NXP and to service providers.

Shareholder rights

4.	No Option Holder shall have any rights or privileges of shareholders (including the right to receive dividends and to vote) with respect to Shares to be delivered pursuant to the exercise of any Options until such Shares are actually delivered to him in accordance with Article 10 of this Program.

Non-recurring discretionary grant

5.	Eligibility and participation shall be at the sole discretion of NXP or the Employing Company and as such do not qualify as terms and conditions of employment. The Grant in one year does not create rights for future years.

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6.	Options granted, Shares obtained or cash received under this Program shall not be considered as compensation in determining an Option Holder’s benefits under any benefit plan of an Employing Company, including but not limited to, group life insurance, long-term disability, family survivors, or any retirement, pension or savings plan.

7.	Nothing contained in this Program, Grant Letter or any agreement entered into pursuant hereto shall confer upon any Option Holder any right to be retained employed with any Employing Company, or to be entitled to any remuneration or benefits not set forth in this Program or interfere with or limit in any way with the right of any Employing Company or any of its subsidiaries to terminate such Option Holder’s employment or to discharge or retire any Option Holder at any time.

Miscellaneous

8.	If a provision of this Program is deemed illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Program, this Program shall be construed as if the illegal or invalid provisions had not been included in this Program.

9.	Where the context requires, words in either gender shall include also the other gender.

Choice of law and forum

10.	This Program shall be governed by and construed in accordance with the laws of The Netherlands, without regard to its principles of conflict of laws. Any dispute arising under or in connection with this Program shall be settled by the competent courts in Amsterdam, The Netherlands.

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Annex

NXP Performance Stock Units Plan 2013/14

PAGE 1 OF 7	NXP Performance Stock Units Plan	OCTOBER 24, 2013

Annex

TERMS AND CONDITIONS

OF

NXP PERFORMANCE STOCK UNITS PLAN 2013/14

Article 1

Definitions

In this NXP Performance Stock Units Plan the following definitions shall apply:

1. Board:	the board of directors of NXP.

2. Change of Control:	a transaction or series of transactions or the conclusion of an agreement, which alone or taken together has the effect that as a result thereof a third party, or third parties acting in concert, not being (a) Private Investor(s), obtains, whether directly or indirectly, Control of NXP.

3. Control:	(i) the ownership, whether direct or indirect, of a party or parties acting in concert, of more than 50.1% percent of (a) the issued Share capital and/or (b) the voting rights in the general meeting of shareholders; or (ii) the right, whether direct or indirect, of a party or parties acting in concert to control the composition of the majority of the Board of NXP, or the majority of its voting rights, by contract or otherwise.

4. Custody Account:	a custody account maintained in the name of a Participant.

5. Date of Grant:	the date at which a Performance Stock Unit is granted pursuant to this Plan. The Dates of Grant of any Performance Stock Units shall be the same dates as the dates of publication of the NXP’ annual and/or quarterly results. The relevant Date of Grant and categorization of any Performance Stock Unit with respect to any grant hereunder shall be determined by NXP.

6. Date of Vesting:	The date at which the relevant performance conditions, as indicated in the Grant Letter, for the relevant Performance Stock Unit is met, subject to confirmation by NXP in accordance with a procedure established by NXP.

7. Eligible Individual:	means an employee of the group of which NXP forms part or such other person as determined by or on behalf of the Board.

8. Employing Company:	any company within the group of which NXP forms part and such other company as designated by or on behalf of the Board.

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9. Grant Letter:	the letter in which Performance Stock Units are granted to an Eligible Individual.

10. NXP:	NXP Semiconductors N.V.

11. Participant:	an individual who has accepted any Performance Stock Units under this Plan.

12. Performance Stock Unit:	the conditional right granted to a Participant to receive one Share, subject to the terms and conditions of this Plan.

13. Plan:	this NXP Performance Stock Units Plan.

14. Private Investors:	the private investors, including the Private Equity Consortium, as defined and further explained in the registration statement on Form F-1 which NXP has filed with the US Securities and Exchange Commission on March 30, 2011.

15. Share:	a common share in the share capital of NXP (to be) delivered under this Plan.

Article 2

Grant of Performance Stock Units

1.	Any Performance Stock Units may be granted by or on behalf of the Board to an Eligible Individual, subject to the terms and conditions of this Plan and any other NXP policies or guidelines that may apply to such individual. Any Performance Stock Units offered to any such individual and the terms and conditions governing such rights shall be deemed accepted by such individual with effect from the applicable Date of Grant in case NXP has not received, in accordance with a procedure established by NXP, a notice of rejection of such rights within fourteen (14) days of the Grant Letter or such later date as may be determined by NXP.

2.	The Grant Letter shall reflect, inter alia, the Date of Grant, the number and category of Performance Stock Units awarded, the vesting schedule and the performance conditions, if any.

Article 3

Vesting of a Performance Stock Unit

1.	A Performance Stock Unit will vest (i.e. become unconditional and the corresponding Shares will be delivered to the relevant Participant) on the relevant Date of Vesting

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subject to (i) any relevant performance conditions, if and when indicated in the Grant Letter, being met and (ii) Article 4 (Termination of Employment). In case of a Change of Control, a Performance Stock Unit will fully (for 100%) vest (accelerated vesting).

2.	Whether any performance conditions are met will be established by NXP in accordance with a procedure established by NXP.

Article 4

Termination of Employment

Unvested Performance Stock Units shall lapse, on the earliest of the following occasions, without notice and without any compensation:

a.	if a Participant’s employment terminates and such Participant is no longer employed by any Employing Company;

b.	upon violation by the Participant of any provision of this Plan or the Grant Letter in which case the Performance Stock Units shall lapse on the date of such violation (rather than the date on which such violation comes to the attention of NXP).

Article 5

Non-transferability

The Performance Stock Units are strictly personal, and may not be assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of in any manner nor may any transaction be entered into with the same effect. The Participant may not engage in any transactions on any exchange on the basis of any Performance Stock Units.

Article 6

Delivery and Holding of Shares

1.	NXP may require a Participant to maintain a Custody Account in connection with this Plan. Nothing contained in this Plan shall obligate NXP to establish or maintain or cause to establish or maintain a Custody Account for any Participant. The Participant will provide NXP with the details thereof.

2.	Subject to the terms and conditions of this Plan, and further to the Participants election via the website, NXP will deliver a Share to a Participant on or as soon as reasonably practicable, and in any event within 2.5 months, after the relevant Date of Vesting. In no event shall NXP have any obligation to deliver any Shares to a Participant prior to the relevant Date of Vesting.

3.	Any Shares to be delivered pursuant to Article 6(2) will be credited to the Custody Account.

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Article 7

Capital Dilution

NXP may make any equitable adjustment or substitution of the number or kind of Shares subject to the Performance Stock Units, as it, in its sole discretion, deems equitable to reflect any significant corporate event of or by NXP, for example a change in the outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of Shares other than regular cash dividends.

Article 8

Costs and Taxes

1.	All costs of delivering any Shares under this Plan to a Participant’s Custody Account and any other costs connected with the Shares shall be borne by the Participant.

2.	Any and all taxes, duties, levies, charges or social security contributions (“Taxes”) which arise under any applicable national, state, local or supra-national laws, rules or regulations, whether already effective on the Date of Grant of any Performance Stock Units or becoming effective thereafter, and any changes or modifications therein and termination thereof which may result for the Participant in connection with this Plan (including, but not limited to, the grant of the Performance Stock Units, the ownership of the Performance Stock Units and/or the delivery of any Shares under this Plan, the ownership and/or the sale of any Shares acquired under this Plan) shall be for the sole risk and account of the Participant.

3.	NXP and any other Employing Company shall have the right to deduct or withhold (or cause to be deducted or withheld) from any salary payment or other sums due by NXP or any other Employing Company to Participant, or requiring the Participant or beneficiary of the Participant, to pay to NXP an amount necessary to settle any Taxes and any costs determined by NXP necessary to be withheld in connection with this Plan (including, but not limited to, the grant of the Performance Stock Units or the delivery of any Shares under this Plan).

Article 9

Cash Alternative

In exceptional circumstances, at the sole discretion of the Board, upon the Date of Vesting, NXP may advise a Participant resident outside the Netherlands to request in writing an amount in cash as an alternative to Shares. Upon such request the Participant is entitled to receive an amount in U.S. Dollars, equal to the price of a Share listed at the NASDAQ Global Select Market with dividend, if any, at closing of NASDAQ, multiplied by the relevant number of vested Performance Stock Units. If on the date of receipt of the request from the Participant, Shares have not been traded at NASDAQ, the price of a Share will be the opening price of the first subsequent trading day at NASDAQ. Any costs to be paid and any applicable Taxes due shall be deducted from the amount to be received by the Participant.

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Article 10

General Provisions

Insider trading rules

1.	Each Participant shall comply with any applicable “insider trading” laws and regulations, including the “NXP Semiconductor N.V. rules on holding and trading in NXP Securities”.

Authority for this Plan

2.	NXP shall have the authority to interpret this Plan, to establish, amend, and rescind any rules and regulations relating to this Plan, to determine the terms and conditions of any agreements entered into hereunder, to make all other determinations necessary or advisable for the administration of this Plan. To the extent required by law, the general meeting of shareholders of NXP will be requested to adopt or approve such changes.

3.	The terms and conditions in force from time to time are published on the NXP’ intranet and on the website of the administrator of this Plan and apply to all Performance Stock Units granted and the Shares obtained under this Plan. NXP may delegate the authority to perform administrative and operational functions with respect to this Plan to officers or employees of subsidiaries of NXP and to service providers.

Shareholder rights

4.	No Participant shall have any rights or privileges of shareholders (including the right to receive dividends and to vote) with respect to Shares to be delivered pursuant to the Performance Stock Units until such Shares are actually delivered to him in accordance with Article 6 of this Plan. The Shares delivered shall carry the same rights as common shares of NXP traded at NASDAQ on the day on which these Shares are delivered.

Non-recurring discretionary grant

5.	Eligibility and participation shall be at the sole discretion of NXP or the Employing Company and as such do not qualify as terms and conditions of employment. The Grant in one year does not create rights for future years.

6.	The (value of) Performance Stock Units granted to, or Shares acquired by a Participant pursuant to such Performance Stock Unit under this Plan shall not be considered as compensation in determining a Participant’s benefits under any benefit plan of an Employing Company, including but not limited to, group life insurance, long-term disability, family survivors, or any retirement, pension or savings plan.

7.	Nothing contained in this Plan, Grant Letter or any agreement entered into pursuant hereto shall confer upon any Participant any right to be retained employed with any Employing Company, or to be entitled to any remuneration or benefits not set forth in this Plan or interfere with or limit in any way with the right of any Employing Company or any of its subsidiaries to terminate such Participant’s employment or to discharge or retire any Participant at any time.

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Miscellaneous

8.	If a provision of this Plan is deemed illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan, this Plan shall be construed as if the illegal or invalid provisions had not been included in this Plan.

9.	Where the context requires, words in either gender shall include also the other gender.

Choice of law and forum

10.	This Plan shall be governed by and construed in accordance with the laws of The Netherlands, without regard to its principles of conflict of laws. Any dispute arising under or in connection with this Plan shall be settled by the competent courts in Amsterdam, The Netherlands.

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NXP Restricted Stock Units Plan 2013/14

Page 1 of 7	NXP Restricted Stock Units Plan	October 24, 2013

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TERMS AND CONDITIONS

OF

NXP RESTRICTED STOCK UNITS PLAN 2013/14

Article 1

Definitions

In this NXP Restricted Stock Units Plan the following definitions shall apply:

1. Board:	the board of directors of NXP.

2. Change of Control:	a transaction or series of transactions or the conclusion of an agreement, which alone or taken together has the effect that as a result thereof a third party, or third parties acting in concert, not being (a) Private Investor(s), obtains, whether directly or indirectly, Control of NXP.

3. Control:	(i) the ownership, whether direct or indirect, of a party or parties acting in concert, of more than 50.1% percent of (a) the issued Share capital and/or (b) the voting rights in the general meeting of shareholders; or (ii) the right, whether direct or indirect, of a party or parties acting in concert to control the composition of the majority of the Board of NXP, or the majority of its voting rights, by contract or otherwise.

4. Custody Account:	a custody account maintained in the name of a Participant.

5. Date of Grant:	the date at which a Restricted Stock Unit is granted pursuant to this Plan. The Dates of Grant of any Restricted Stock Units shall be the same dates as the dates of publication of the NXP’ annual and/or quarterly results. The relevant Date of Grant and categorization of any Restricted Stock Unit with respect to any grant hereunder shall be determined by NXP.

6. Date of Vesting:	depending on whether a Restricted Stock Unit is categorized as a “1 Year Term Restricted Stock Unit”, “2 Year Term Restricted Stock Unit” or “3 Year Term Restricted Stock Unit”, the date of vesting shall be the first, second or third anniversary of the Date of Grant of such Restricted Stock Unit.

7. Eligible Individual:	means an employee of the group of which NXP forms part or such other person as determined by or on behalf of the Board.

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8. Employing Company:	any company within the group of which NXP forms part and such other company as designated by or on behalf of the Board.

9. Grant Letter:	the letter in which Restricted Stock Units are granted to an Eligible Individual.

10. NXP:	NXP Semiconductors N.V.

11. Participant:	an individual who has accepted any Restricted Stock Units under this Plan.

12. Plan:	this NXP Restricted Stock Units Plan.

13. Private Investors:	the private investors, including the Private Equity Consortium, as defined and further explained in the registration statement on Form F-1 which NXP has filed with the US Securities and Exchange Commission on March 30, 2011.

14. Restricted Stock Unit:	the conditional right granted to a Participant to receive one Share, subject to the terms and conditions of this Plan. Restricted Stock Units will be categorized as “1 Year Term Restricted Stock Units”, “2 Year Term Restricted Stock Units” or “3 Year Term Restricted Stock Units”, as applicable.

15. Share:	a common share in the share capital of NXP (to be) delivered under this Plan.

Article 2

Grant of Restricted Stock Units

1.	Any Restricted Stock Units may be granted by or on behalf of the Board to an Eligible Individual, subject to the terms and conditions of this Plan and any other NXP policies or guidelines that may apply to such individual. Any Restricted Stock Units offered to any such individual and the terms and conditions governing such rights shall be deemed accepted by such individual with effect from the applicable Date of Grant in case NXP has not received, in accordance with a procedure established by NXP, a notice of rejection of such rights within fourteen (14) days of the Grant Letter or such later date as may be determined by NXP.

2.	The Grant Letter shall reflect, inter alia, the Date of Grant, the number and category of Restricted Stock Units awarded, the vesting schedule and the performance conditions, if any.

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Article 3

Vesting of a Restricted Stock Unit

1.	A Restricted Stock Unit will vest (i.e. become unconditional and the corresponding Shares will be delivered to the relevant Participant) on the relevant Date of Vesting subject to (i) any relevant performance conditions, if and when indicated in the Grant Letter, being met and (ii) Article 4 (Termination of Employment). In case of a Change of Control, a Restricted Stock Unit will fully (for 100%) vest (accelerated vesting).

2.	Whether any performance conditions are met will be established by NXP in accordance with a procedure established by NXP.

Article 4

Termination of Employment

Unvested Restricted Stock Units shall lapse, on the earliest of the following occasions, without notice and without any compensation:

a.	if a Participant’s employment terminates and such Participant is no longer employed by any Employing Company;

b.	upon violation by the Participant of any provision of this Plan or the Grant Letter in which case the Restricted Stock Units shall lapse on the date of such violation (rather than the date on which such violation comes to the attention of NXP).

Article 5

Non-transferability

The Restricted Stock Units are strictly personal, and may not be assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of in any manner nor may any transaction be entered into with the same effect. The Participant may not engage in any transactions on any exchange on the basis of any Restricted Stock Units.

Article 6

Delivery and Holding of Shares

1.	NXP may require a Participant to maintain a Custody Account in connection with this Plan. Nothing contained in this Plan shall obligate NXP to establish or maintain or cause to establish or maintain a Custody Account for any Participant. The Participant will provide NXP with the details thereof.

2.	Subject to the terms and conditions of this Plan, and further to the Participants election via the website, NXP will deliver a Share to a Participant on or as soon as reasonably practicable, and in any event within 2.5 months, after the relevant Date of Vesting. In no event shall NXP have any obligation to deliver any Shares to a Participant prior to the relevant Date of Vesting.

3.	Any Shares to be delivered pursuant to Article 6(2) will be credited to the Custody Account.

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Article 7

Capital Dilution

NXP may make any equitable adjustment or substitution of the number or kind of Shares subject to the Restricted Stock Units, as it, in its sole discretion, deems equitable to reflect any significant corporate event of or by NXP, for example a change in the outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to holders of Shares other than regular cash dividends.

Article 8

Costs and Taxes

1.	All costs of delivering any Shares under this Plan to a Participant’s Custody Account and any other costs connected with the Shares shall be borne by the Participant.

2.	Any and all taxes, duties, levies, charges or social security contributions (“Taxes”) which arise under any applicable national, state, local or supra-national laws, rules or regulations, whether already effective on the Date of Grant of any Restricted Stock Units or becoming effective thereafter, and any changes or modifications therein and termination thereof which may result for the Participant in connection with this Plan (including, but not limited to, the grant of the Restricted Stock Units, the ownership of the Restricted Stock Units and/or the delivery of any Shares under this Plan, the ownership and/or the sale of any Shares acquired under this Plan) shall be for the sole risk and account of the Participant.

3.	NXP and any other Employing Company shall have the right to deduct or withhold (or cause to be deducted or withheld) from any salary payment or other sums due by NXP or any other Employing Company to Participant, or requiring the Participant or beneficiary of the Participant, to pay to NXP an amount necessary to settle any Taxes and any costs determined by NXP necessary to be withheld in connection with this Plan (including, but not limited to, the grant of the Restricted Stock Units or the delivery of any Shares under this Plan).

Article 9

Cash Alternative

In exceptional circumstances, at the sole discretion of the Board, upon the Date of Vesting, NXP may advise a Participant resident outside the Netherlands to request in writing an amount in cash as an alternative to Shares. Upon such request the Participant is entitled to receive an amount in U.S. Dollars, equal to the price of a Share listed at the NASDAQ Global Select Market with dividend, if any, at closing of NASDAQ, multiplied by the relevant number of vested Restricted Stock Units. If on the date of receipt of the request from the Participant, Shares have not been traded at NASDAQ, the price of a Share will be the opening price of the first subsequent trading day at NASDAQ. Any costs to be paid and any applicable Taxes due shall be deducted from the amount to be received by the Participant.

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Article 10

General Provisions

Insider trading rules

1.	Each Participant shall comply with any applicable “insider trading” laws and regulations, including the “NXP Semiconductor N.V. rules on holding and trading in NXP Securities”.

Authority for this Plan

2.	NXP shall have the authority to interpret this Plan, to establish, amend, and rescind any rules and regulations relating to this Plan, to determine the terms and conditions of any agreements entered into hereunder, to make all other determinations necessary or advisable for the administration of this Plan. To the extent required by law, the general meeting of shareholders of NXP will be requested to adopt or approve such changes.

3.	The terms and conditions in force from time to time are published on the NXP’ intranet and on the website of the administrator of this Plan and apply to all Restricted Stock Units granted and the Shares obtained under this Plan. NXP may delegate the authority to perform administrative and operational functions with respect to this Plan to officers or employees of subsidiaries of NXP and to service providers.

Shareholder rights

4.	No Participant shall have any rights or privileges of shareholders (including the right to receive dividends and to vote) with respect to Shares to be delivered pursuant to the Restricted Stock Units until such Shares are actually delivered to him in accordance with Article 6 of this Plan. The Shares delivered shall carry the same rights as common shares of NXP traded at NASDAQ on the day on which these Shares are delivered.

Non-recurring discretionary grant

5.	Eligibility and participation shall be at the sole discretion of NXP or the Employing Company and as such do not qualify as terms and conditions of employment. The Grant in one year does not create rights for future years.

6.	The (value of) Restricted Stock Units granted to, or Shares acquired by a Participant pursuant to such Restricted Stock Unit under this Plan shall not be considered as compensation in determining a Participant’s benefits under any benefit plan of an Employing Company, including but not limited to, group life insurance, long-term disability, family survivors, or any retirement, pension or savings plan.

7.	Nothing contained in this Plan, Grant Letter or any agreement entered into pursuant hereto shall confer upon any Participant any right to be retained employed with any Employing Company, or to be entitled to any remuneration or benefits not set forth in this Plan or interfere with or limit in any way with the right of any Employing Company or any of its subsidiaries to terminate such Participant’s employment or to discharge or retire any Participant at any time.

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Miscellaneous

8.	If a provision of this Plan is deemed illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan, this Plan shall be construed as if the illegal or invalid provisions had not been included in this Plan.

9.	Where the context requires, words in either gender shall include also the other gender.

Choice of law and forum

10.	This Plan shall be governed by and construed in accordance with the laws of The Netherlands, without regard to its principles of conflict of laws. Any dispute arising under or in connection with this Plan shall be settled by the competent courts in Amsterdam, The Netherlands.

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